UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 26, 2009

REGIS CORPORATION

(Exact name of registrant as specified in its charter)

Minnesota	1-12725	41-0749934
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No)

7201 Metro Boulevard
Minneapolis, MN 55439

(Address of principal executive offices and zip code)

(952) 947-7777

(Registrant’s telephone number, including area code)

(Not applicable)

(Former name or former address, if changed from last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Regis Corporation
Current Report on Form 8-K

ITEM 1.01.   ENTRY INTO A MATERIAL DEFINATIVE AGREEMENT.

On January 26, 2009, Regis Corporation (the “Company”) entered into a Stock Purchase Agreement (the “Stock Purchase Agreement”) with Premier Salons Beauty Inc. (“Premier Salons”) pursuant to which the Company agreed to sell to Premier Salons all of the outstanding shares of the Company’s Trade Secret, Inc. subsidiary, which, including its subsidiaries, operates and franchises 709 hair care stores in the United States.  As part of the transaction, the Company also agreed to sell to Premier Salons the assets of 12 hair care stores operating in Canada.

The Stock Purchase Agreement provides for the payment of a nominal purchase price for the Trade Secret business.  The Stock Purchase Agreement provides for customary representations, warranties and covenants by the parties and requires the Company to indemnify Premier Salons against certain liabilities, including certain liabilities relating to the operation of the Trade Secret business prior to the closing date of the transaction.

The closing of the transaction contemplated by the Stock Purchase Agreement is subject to customary closing conditions. The parties currently expect to complete the transaction in mid-February, 2009.

The Company has agreed to provide certain administrative and other support services to Premier Salons and its affiliates in connection with the Trade Secret business for a transition period after the closing date of the transaction.  The parties have entered into a security agreement under which the Company has been granted a security interest in certain of the assets of the Trade Secret business in order to secure the payment obligations of Premier Salons and its affiliates with respect to such transition services.

The foregoing description of the Stock Purchase Agreement and related agreements is qualified in its entirety by reference to the terms and conditions of the definitive agreements. The Stock Purchase Agreement is attached as Exhibits 2.1 and is incorporated herein by reference.

ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On January 27, 2009, the Company issued a press release providing additional financial information for its fiscal second quarter ended December 31, 2008 and announcing the sale of the Company’s Trade Secret business, as described in Item 1.01 above.  A copy of the News Release issued by the Company is attached as Exhibit No. 99 and incorporated by reference herein.

The information in this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, regardless of any general incorporation language in such filing.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

EXHIBIT NUMBER

2.1	Stock Purchase Agreement dated as of January 26, 2009 between Regis Corporation, Trade Secret, Inc. and Premier Salons Beauty Inc.

99.1	Press release dated January 27, 2009.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGIS CORPORATION

Dated: January 27, 2009	By:	/s/ Eric Bakken
Name: Eric Bakken, Title: Secretary

EXHIBIT INDEX

EXHIBIT NUMBER

2.1	Stock Purchase Agreement dated as of January 26, 2009 between Regis Corporation, Trade Secret, Inc. and Premier Salons Beauty Inc.

99.1	Press release dated January 27, 2009.